UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 7, 2024 (March 4, 2024)

INVACARE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15103	38-4264819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices) (Zip Code)

(440) 329-6000
(Registrant’s telephone number, including area code)
None
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(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Exchange Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 4, 2024, the Board of Directors (the “Board”) of Invacare Holdings Corporation (the “Company”) appointed to the Audit Committee Mr. Samuel Brill, who was appointed as Chair, and Messrs. Jame Donath and J. Carney Hawks. Further, on March 5, 2024, the Board appointed Messrs. Brill, Donath and Hawks to the Compensation, Nominating and Governance Committee.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE HOLDINGS CORPORATION
(Registrant)

Date: March 7, 2024	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary